Summary of Significant Accounting Policies (Details 1) - USD ($) $ in Thousands	Jan. 31, 2016	Apr. 30, 2015	Apr. 30, 2014
Furniture and fixtures	$ 73	$ 70	$ 69
Computer equipment and software	710	685	655
Laboratory equipment	641	493	296
Leasehold improvements	2	2	2
Total property and equipment	1,426	1,250	1,022
Less: Accumulated depreciation and amortization	(912)	(798)	(588)
Property and equipment, net	$ 514	$ 452	$ 434